SEMI ANNUAL REPORT


June 30, 2000

Templeton Global
Opportunities Trust


[FRANKLIN TEMPLETON INVESTMENT GRAPHIC]

                               [50 YEAR GRAPHIC]


     Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[BEVERIDGE PHOTO]

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Global Opportunities Trust


We're on the Web  --
Now you can access online information about your fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GLOBAL OPPORTUNITIES TRUST SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING DEVELOPING OR EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report of Templeton Global Opportunities Trust covers the six months ended June 30, 2000. During the reporting period, continued economic strength in the U.S., combined, in part, with an increase in demand from many Asian countries, led to moderate European economic growth. In Asia, much of the rebound in the region seemed to have lost momentum, at least temporarily, resulting in relatively weak performance from many stock markets there. And in Latin America, many countries benefited from increased investor confidence in the region and an improvement in commodity prices. Within this environment, Templeton Global Opportunities Trust - Class A posted a 3.09% six-month cumulative total return, as shown on the Performance Summary on page 7. The Fund's benchmark, the Morgan Stanley Capital



CONTENTS
Shareholder Letter ....................................................        1

Performance Summary ...................................................        7

Financial Highlights &
Statement of Investments ..............................................        9

Financial Statements ..................................................       17

Notes to Financial
Statements ............................................................       20


[FUND CATEGORY PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/00

[PIE CHART GRAPHIC]

Europe  44.7%
North America  27.4%
Asia  18.5%
Latin America  4.8%
Australia/New Zealand  3.0%
Short-Term Investments & Other Net Assets  1.6%

  TOP 10 COUNTRIES
  Based on equity securities
  6/30/00

                                                                      % OF TOTAL
  COUNTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                       23.0%
Japan                                                                      10.6%
United Kingdom                                                              9.9%
France                                                                      8.1%
Netherlands                                                                 6.6%
Germany                                                                     5.7%
Hong Kong                                                                   4.1%
Spain                                                                       4.0%
Brazil                                                                      4.0%
Italy                                                                       3.3%


International All Country (MSCI AC) World Free Index, posted a cumulative total return of - 2.56% for the same period.(1)

NORTH AMERICA

Because of the relatively high prices of U.S. stocks, we did not find many new bargains in the United States. As a result, the Fund remained underweighted in the U.S. relative to the MSCI AC World Free Index. However, in general, our U.S. holdings performed well. Two of our U.S. holdings, Pharmacia, a leading pharmaceutical company, and Lyondell Chemical, a petrochemical operator, rose 45% and 31%, respectively.(2) The Fund's performance was also helped by our position in FNMA (Fannie Mae), a key participant in the mortgage industry, that appreciated significantly and that we sold for a profit during the period.

EUROPE

During the six months under review, European economies generally improved as rising exports, privatization and corporate restructuring benefited many companies. Economic strength was particularly evident in the Scandinavian region and the United Kingdom. Along with this overall economic improvement, Europe experienced a trend of consolidation across many industries. Examples include the merger of Scandinavian and German banks, the combination of Rhone - Poulenc, the French pharmaceutical firm, with Germany's Hoechst Corp., and the joining of two French oil firms, Total and



(1.) Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and eastern Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Please remember that other securities held by the Fund in this market, and securities held in other markets mentioned in this report, may not have experienced such positive returns and, in fact, some securities probably lost value during the reporting period.

Elf Aquitaine. This corporate activity contributed to a reassessment of European equity values and increased share prices for many companies.

As in the U.S., increasing demand and concerns about inflation led both the British Central Bank and the European Central Bank to raise interest rates. Rising rates caused many investors to lower their expectations of future economic growth, adversely affecting the price of many European technology stocks. However, we continued to find some European equities attractive, and the Fund remained overweighted in Europe compared to the MSCI AC World Index. European holdings that contributed positively to the Fund's performance during the period included Nycomed Amersham, a U.K.-based medical equipment company, and Alcatel, one of the largest telecommunications equipment providers in the world, which appreciated 66% and 47%, respectively.(2) The Fund also realized significant gains by selling shares of Philips Electronics.

ASIA

As noted previously, Asia's economic rebound seemed to have lost momentum during the reporting period. Further economic growth of developing nations in the region will, in our opinion, require investment from developed countries to increase manufacturing capacity. In Japan, the government's efforts to stimulate the economy through capital projects appeared unsuccessful, leaving the nation with a high budget deficit. And the attempt to add liquidity by lowering interest rates proved to be ineffective. In fact, interest rates in the short-term money market approached levels close to 0%.(3) This



  TOP 10 SECTORS
  Based on equity securities
  6/30/00


                                                        % OF TOTAL
  SECTOR                                                NET ASSETS
--------------------------------------------------------------------
Insurance                                                  11.2%
Banks                                                      10.1%
Diversified Telecommunication Services                      8.5%
Pharmaceuticals                                             8.0%
Oil & Gas                                                   6.3%
Communications Equipment                                    6.1%
Electric Utilities                                          5.4%
Machinery                                                   4.5%
Household Durables                                          3.4%
Diversified Financials                                      3.2%


(3.) Source: Organisation for Economic Co-operation and Development.

  TOP 10 EQUITY HOLDINGS
  6/30/00

  COMPANY                                                             % OF TOTAL
  SECTOR, COUNTRY                                                     NET ASSETS
Alcatel SA                                                                  2.2%
Communications
Equipment, France

American International Group Inc.                                           2.0%
Insurance, U.S.

Nippon Telegraph &                                                          1.9%
Telephone Corp.
Diversified Telecommunication
Services, Japan

AXA SA                                                                      1.9%
Insurance, France

SBC Communications Inc                                                      1.8%
Diversified Telecommunication
Services, U.S.

Intel Corp.                                                                 1.8%
Semiconductor Equipment &
Products, U.S.

Nomura Securities Co. Ltd.                                                  1.8%
Diversified Financials, Japan

IHC Caland NV                                                               1.7%
Machinery, Netherlands

Pharmacia Corp.                                                             1.7%
Pharmaceuticals, U.S.

3Com Corp.                                                                  1.7%
Communications
Equipment, U.S.


could make further easing of fiscal and monetary policy challenging and reduce the prospects for a fast turnaround of Japan's economy.

In our opinion, Japanese stocks were generally more expensive relative to stocks of similar companies in the rest of the world, and at the end of the period, we were underweighted in that nation compared to the MSCI AC World Index. However, since the start of the year, our holdings in Nomura Securities, the Japanese brokerage firm, improved 35%, and Kurita Water, the Japanese water purification company, produced gains of 38%.(2) During the period, we also sold some shares in Sony, the electronics manufacturer, at a significant profit.

LATIN AMERICA

Many Latin American equity markets began 2000 with an upswing that was largely a result of increased confidence in the region, coupled with an improvement in demand and prices for Latin American exports such as oil and copper. During the reporting period, Brazil continued to maintain its heavy debt burden, and Mexico benefited from increasing exports to the U.S. However, uncertainty about the Mexican presidential election in early July led to weakness in the peso, and, taking advantage of gains achieved during the previous year, we reduced our investments in Telefonos de Mexico, the Mexican telephone company, and Wal-Mart de Mexico.

Late in the period, several Latin American equity markets suffered from the decline in the U.S. Nasdaq Composite Index. Equity markets in the region have large telecommunications weightings (over 40% in Brazil), which correlates closely with the technology sector worldwide. Not surprisingly, the indexes that represent these markets collapsed when the Nasdaq(R) fell. Higher U.S. interest rates, which could translate into a slowing export market for Latin America, also contributed to the decline.

LOOKING FORWARD

Although we are optimistic about long-term prospects for global equity markets and for Templeton Global Opportunities Trust, our current outlook for the remainder of 2000 is cautious. Due to the prospect of higher interest rates, both in the U.S. and abroad, we currently anticipate that overall market performance in the U.S. may be mediocre. Despite generally expected moderate economic growth in Europe, we believe the technology sector there may continue to be hurt by rate increases. Prospects for Latin American equity markets are difficult to assess because the continued strength in the world economy is positive for Latin America, but high U.S. and European interest rates could cause a slowdown in economies there. In any case, we shall continue to search for stocks whose prices, we believe, are low in relation to our analysis of their long-term earnings potential.

There are, of course, special risks involved with investing related to currency, economic, social, political, and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 4,341% in the past 15 years, but has suffered eight quarterly declines of more than 15% during that time.(4) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Opportunities Trust and look forward to helping you meet your investment objectives in the years to come.


Sincerely,

/s/MARK R. BEVERIDGE

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Global Opportunities Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


(4.) Source: Mexico's Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends.

SIX-MONTH PERFORMANCE SUMMARY AS OF 6/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A

Six-Month Total Return           3.09%
Net Asset Value (NAV)            $16.33 (6/30/00)          $17.12 (12/31/99)
Change in NAV                    -$0.79
Distributions (1/1/00-6/30/00)   Dividend Income           $0.0437
                                 Short-Term Capital Gain   $0.0975
                                 Long-Term Capital Gain    $1.1280
                                 ---------------------------------
                                 Total                     $1.2692

CLASS B

Six-Month Total Return           3.08%
Net Asset Value (NAV)            $16.26 (6/30/00)          $17.04 (12/31/99)
Change in NAV                    -$0.78
Distributions (1/1/00-6/30/00)   Dividend Income           $0.0426
                                 Short-Term Capital Gain   $0.0975
                                 Long-Term Capital Gain    $1.1280
                                 ---------------------------------
                                 Total                     $1.2681

CLASS C

Six-Month Total Return           2.68%
Net Asset Value (NAV)            $16.11 (6/30/00)          $16.96 (12/31/99)
Change in NAV                    -$0.85
Distributions (1/1/00-6/30/00)   Dividend Income           $0.0426
                                 Short-Term Capital Gain   $0.0975
                                 Long-Term Capital Gain    $1.1280
                                 ---------------------------------
                                 Total                     $1.2681


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to January 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance does not guarantee future results.                            7

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


ADDITIONAL PERFORMANCE

                                                                   INCEPTION
CLASS A                           1-YEAR     5-YEAR     10-YEAR    (1/19/90)
----------------------------------------------------------------------------
Cumulative Total Return(1)         18.73%     87.90%    243.74%      262.02%

Average Annual Total Return(2)     11.93%     12.10%     12.48%       12.61%

Value of $10,000 Investment(3)    $11,193    $17,705    $32,410      $34,132

                                                                   INCEPTION
CLASS B                                                 1-YEAR      (1/1/99)
----------------------------------------------------------------------------
Cumulative Total Return(1)                               18.37%       30.20%

Average Annual Total Return(2)                           14.37%       16.83%

Value of $10,000 Investment(3)                          $11,437      $12,620

                                                                   INCEPTION
CLASS C                                       1-YEAR     5-YEAR     (5/1/95)
----------------------------------------------------------------------------
Cumulative Total Return(1)                    17.93%     81.39%       92.93%

Average Annual Total Return(2)                15.73%     12.42%       13.35%

Value of $10,000 Investment(3)               $11,573    $17,960      $19,106

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



8             Past performance does not guarantee future results.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000    --------------------------------------------------------
                                                   (UNAUDITED)       1999        1998        1997        1996        1995
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........        $17.12         $14.63      $15.32      $14.62      $12.57      $11.84
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................           .09            .25         .39         .38         .30         .16
 Net realized and unrealized gains (losses)...           .39           3.53        (.48)       1.70        2.69        1.33
                                                  -------------------------------------------------------------------------
Total from investment operations..............           .48           3.78        (.09)       2.08        2.99        1.49
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income........................          (.04)          (.34)       (.32)       (.37)       (.30)       (.16)
 In excess of net investment income...........            --             --          --          --        (.06)         --
 Net realized gains...........................         (1.23)          (.95)       (.28)      (1.01)       (.58)       (.60)
                                                  -------------------------------------------------------------------------
Total distributions...........................         (1.27)         (1.29)       (.60)      (1.38)       (.94)       (.76)
                                                  -------------------------------------------------------------------------
Net asset value, end of period................        $16.33         $17.12      $14.63      $15.32      $14.62      $12.57
                                                  =========================================================================
Total Return*.................................         3.09%         27.17%      (.61)%      14.53%      24.19%      12.87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............      $648,205       $682,277    $656,108    $786,219    $634,478    $510,777
Ratios to average net assets:
 Expenses.....................................         1.44%**        1.42%       1.41%       1.37%       1.45%       1.52%
 Net investment income........................         1.13%**        1.61%       2.38%       2.30%       2.10%       1.19%
Portfolio turnover rate.......................        44.29%         48.46%       3.09%      26.21%      18.54%      15.54%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                              CLASS B
                                                                -----------------------------------
                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2000        YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 1999+
                                                                -----------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................       $17.04              $14.63
                                                                -----------------------------------
Income from investment operations:
 Net investment income......................................          .04                 .08
 Net realized and unrealized gains..........................          .45                3.58
                                                                -----------------------------------
Total from investment operations............................          .49                3.66
                                                                -----------------------------------
Less distributions from:
 Net investment income......................................         (.04)               (.30)
 Net realized gains.........................................        (1.23)               (.95)
                                                                -----------------------------------
Total distributions.........................................        (1.27)              (1.25)
                                                                -----------------------------------
Net asset value, end of period..............................       $16.26              $17.04
                                                                ===================================
Total Return*...............................................        3.08%              26.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $472                $346
Ratios to average net assets:
 Expenses...................................................        2.18%**             2.20%
 Net investment income......................................         .47%**              .52%
Portfolio turnover rate.....................................       44.29%              48.46%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
 10

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                                    CLASS C
                                                  ---------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                         YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000    ----------------------------------------------------------
                                                   (UNAUDITED)      1999         1998         1997         1996        1995+
                                                  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........        $16.96        $14.50       $15.17       $14.52       $12.53      $12.26
                                                  ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................           .03           .13          .24          .18          .24         .02
 Net realized and unrealized gains (losses)...           .39          3.50         (.43)        1.77         2.63         .88
                                                  ---------------------------------------------------------------------------
Total from investment operations..............           .42          3.63         (.19)        1.95         2.87         .90
                                                  ---------------------------------------------------------------------------
Less distributions from:
 Net investment income........................          (.04)         (.22)        (.20)        (.29)        (.24)       (.12)
 In excess of net investment income...........            --            --           --           --         (.06)         --
 Net realized gains...........................         (1.23)         (.95)        (.28)       (1.01)        (.58)       (.51)
                                                  ---------------------------------------------------------------------------
Total distributions...........................         (1.27)        (1.17)        (.48)       (1.30)        (.88)       (.63)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period................        $16.11        $16.96       $14.50       $15.17       $14.52      $12.53
                                                  ===========================================================================
Total Return*.................................         2.68%        26.28%      (1.29)%       13.74%       23.28%       7.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............       $27,322       $32,410      $33,423      $38,627      $11,622      $2,264
Ratios to average net assets:
 Expenses.....................................         2.18%**       2.16%        2.16%        2.12%        2.20%       2.22%**
 Net investment income (loss).................          .42%**        .87%        1.62%         .93%        1.12%      (.01)%**
Portfolio turnover rate.......................        44.29%        48.46%        3.09%       26.21%       18.54%      15.54%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to December 31, 1995.
++Based on average weighted shares outstanding effective year ended December 31,1999.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.4%
AEROSPACE & DEFENSE 2.3%
BAE Systems PLC.............................................    United Kingdom       1,504,900     $  9,317,772
Raytheon Co., A.............................................    United States          326,500        6,346,344
                                                                                                   ------------
                                                                                                     15,664,116
                                                                                                   ------------
AIR FREIGHT & COURIERS .9%
Airborne Freight Corp. .....................................    United States          312,625        5,920,336
                                                                                                   ------------
AUTO COMPONENTS 1.0%
Goodyear Tire & Rubber Co. .................................    United States          330,460        6,609,200
                                                                                                   ------------
AUTOMOBILES .7%
Volkswagen AG...............................................       Germany             132,010        5,099,501
                                                                                                   ------------
BANKS 9.5%
Australia & New Zealand Banking Group Ltd. .................      Australia          1,357,690       10,442,138
Banca Nazionale del Lavoro SpA..............................        Italy            1,787,410        6,287,906
Banco Popular Espanol SA....................................        Spain              232,030        7,206,177
BNP Paribas.................................................        France              89,630        8,660,235
Deutsche Bank AG............................................       Germany              73,910        6,202,619
Foreningssparbanken AB, A...................................        Sweden             524,110        7,708,379
HSBC Holdings PLC...........................................      Hong Kong            832,000        9,499,057
Svenska Handelsbanken, A....................................        Sweden             565,850        8,257,759
                                                                                                   ------------
                                                                                                     64,264,270
                                                                                                   ------------
BIOTECHNOLOGY .8%
*CellTech Group PLC.........................................    United Kingdom         298,565        5,749,197
                                                                                                   ------------
CHEMICALS 4.1%
Akzo Nobel NV...............................................     Netherlands           120,020        5,119,522
Clariant AG.................................................     Switzerland            20,430        7,613,665
Imperial Chemical Industries PLC............................    United Kingdom         722,350        5,549,641
Lyondell Chemical Co. ......................................    United States          228,750        3,831,562
*Ucar International Inc. ...................................    United States          417,150        5,449,022
                                                                                                   ------------
                                                                                                     27,563,412
                                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES .4%
*Gartner Group Inc., B......................................    United States          309,950        3,060,756
                                                                                                   ------------
COMMUNICATIONS EQUIPMENT 6.1%
*3Com Corp. ................................................    United States          198,810       11,456,426
Alcatel SA, ADR.............................................        France             220,567       14,667,706
Lucent Technologies Inc. ...................................    United States           91,680        5,432,040
Motorola Inc. ..............................................    United States           30,000          871,875
Nokia Corp., A..............................................       Finland             176,120        9,023,440
                                                                                                   ------------
                                                                                                     41,451,487
                                                                                                   ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CONSTRUCTION & ENGINEERING 1.3%
Kurita Water Industries Ltd. ...............................        Japan              386,000     $  8,518,596
                                                                                                   ------------
DIVERSIFIED FINANCIALS 3.2%
ING Groep NV................................................     Netherlands           119,220        8,090,923
Merrill Lynch & Co. Inc. ...................................    United States           17,770        2,043,550
Nomura Securities Co. Ltd. .................................        Japan              482,000       11,821,652
                                                                                                   ------------
                                                                                                     21,956,125
                                                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 7.8%
*Korea Telecom Corp., ADR...................................     South Korea           107,285        5,189,912
Nippon Telegraph & Telephone Corp. .........................        Japan                  972       12,953,263
Philippine Long Distance Telephone Co., ADR.................     Philippines            17,410          309,028
Philippine Long Distance Telephone Co., 7.00%, GDR..........     Philippines            93,280        3,428,040
SBC Communications Inc. ....................................    United States          285,990       12,369,068
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand           877,220        3,076,487
*Telecom Italia SpA.........................................        Italy              859,673        5,713,079
*Telefonica SA..............................................        Spain              240,270        5,182,005
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico              83,190        4,752,229
                                                                                                   ------------
                                                                                                     52,973,111
                                                                                                   ------------
ELECTRIC UTILITIES 5.4%
CLP Holdings Ltd. ..........................................      Hong Kong          1,752,500        8,160,783
E.On AG.....................................................       Germany             158,210        7,658,453
Iberdrola SA, Br. ..........................................        Spain              606,810        7,852,397
*Korea Electric Power Corp., ADR............................     South Korea           379,770        7,002,009
National Power PLC..........................................    United Kingdom         874,190        5,564,844
                                                                                                   ------------
                                                                                                     36,238,486
                                                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.4%
Hitachi Ltd. ...............................................        Japan              672,000        9,717,499
                                                                                                   ------------
FOOD & DRUG RETAILING 1.0%
Albertson's Inc. ...........................................    United States          202,645        6,737,946
                                                                                                   ------------
FOOD PRODUCTS .6%
Unilever NV.................................................     Netherlands           619,100        3,751,227
                                                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
Nycomed Amersham PLC........................................    United Kingdom         966,440        9,384,340
                                                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES .2%
*Patterson Dental Co. ......................................    United States           27,600        1,407,600
                                                                                                   ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES 3.4%
Koninklijke Philips Electronics NV..........................     Netherlands           148,560     $  7,034,684
Newell Rubermaid Inc. ......................................    United States          324,000        8,343,000
Sony Corp. .................................................        Japan               82,800        7,747,460
                                                                                                   ------------
                                                                                                     23,125,144
                                                                                                   ------------
INSURANCE 11.2%
Ace Ltd. ...................................................       Bermuda             256,110        7,171,080
Allstate Corp. .............................................    United States          218,270        4,856,508
American International Group Inc. ..........................    United States          116,575       13,697,563
AON Corp. ..................................................    United States          284,150        8,826,408
AXA SA......................................................        France              74,980       11,858,920
AXA SA, 144A................................................        France               6,248          988,191
*Muenchener Rueckversicherungs-Gesellschaft.................       Germany              35,030       11,013,611
Mutual Risk Management Ltd. ................................       Bermuda             306,650        5,308,878
XL Capital Ltd., A..........................................       Bermuda              84,390        4,567,609
Zurich Allied PLC...........................................    United Kingdom         647,080        7,611,323
                                                                                                   ------------
                                                                                                     75,900,091
                                                                                                   ------------
MACHINERY 4.5%
IHC Caland NV...............................................     Netherlands           241,190       11,790,852
*Invensys PLC...............................................    United Kingdom         448,718        1,681,241
Komatsu Ltd. ...............................................        Japan            1,384,000        9,758,178
Metso OYJ, ADR..............................................       Finland             319,389        3,752,821
Weir Group PLC..............................................    United Kingdom       1,309,240        3,686,492
                                                                                                   ------------
                                                                                                     30,669,584
                                                                                                   ------------
MARINE .8%
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom         668,410        5,696,820
                                                                                                   ------------
MEDIA 1.3%
Wolters Kluwer NV...........................................     Netherlands           329,620        8,815,228
                                                                                                   ------------
METALS & MINING 1.7%
Barrick Gold Corp. .........................................        Canada             392,100        7,131,319
Yamato Kogyo Co. Ltd. ......................................        Japan              984,000        4,557,063
                                                                                                   ------------
                                                                                                     11,688,382
                                                                                                   ------------
MULTILINE RETAIL 1.0%
Marks & Spencer PLC.........................................    United Kingdom       1,482,820        5,196,616
*Wal-Mart de Mexico SA de CV, V.............................        Mexico             557,583        1,308,495
                                                                                                   ------------
                                                                                                      6,505,111
                                                                                                   ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS 4.8%
Amerada Hess Corp. .........................................    United States           44,420     $  2,742,935
Eni SpA.....................................................        Italy            1,804,690       10,448,533
Repsol SA...................................................        Spain              333,120        6,657,674
Total Fina Elf SA, B........................................        France              51,177        7,878,366
Valero Energy Corp. ........................................    United States          143,380        4,552,315
                                                                                                   ------------
                                                                                                     32,279,823
                                                                                                   ------------
PAPER & FOREST PRODUCTS 2.4%
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia            740,110        3,746,807
Carter Holt Harvey Ltd. ....................................     New Zealand         8,236,100        7,172,715
Georgia-Pacific Timber Co. .................................    United States          250,605        5,419,333
                                                                                                   ------------
                                                                                                     16,338,855
                                                                                                   ------------
PHARMACEUTICALS 8.0%
Abbott Laboratories.........................................    United States          254,060       11,321,549
Aventis SA..................................................        France             148,220       10,861,757
*Elan Corp. PLC, ADR........................................    Irish Republic         233,740       11,321,781
Merck KGAA..................................................       Germany             286,410        8,785,246
Pharmacia Corp. ............................................    United States          227,389       11,753,169
                                                                                                   ------------
                                                                                                     54,043,502
                                                                                                   ------------
REAL ESTATE .5%
Cheung Kong Holdings Ltd. ..................................      Hong Kong            293,000        3,241,857
                                                                                                   ------------
ROAD & RAIL 2.2%
Canadian National Railway Co. ..............................        Canada             193,030        5,614,897
Nippon Express Co. Ltd. ....................................        Japan            1,050,000        6,460,470
Stagecoach Holdings PLC.....................................    United Kingdom       2,351,790        2,607,878
                                                                                                   ------------
                                                                                                     14,683,245
                                                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.8%
*Hyundai Electronics Industries Co. ........................     South Korea           325,940        6,430,959
Intel Corp. ................................................    United States           91,050       12,172,247
                                                                                                   ------------
                                                                                                     18,603,206
                                                                                                   ------------
TEXTILES & APPAREL .7%
Yue Yuen Industrial Holdings Ltd. ..........................      Hong Kong          2,034,600        4,515,359
                                                                                                   ------------
WATER UTILITIES .7%
*Thames Water Group PLC.....................................    United Kingdom         356,220        4,581,027
                                                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES .3%
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong          1,007,200        2,228,805
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $529,335,246).....................                                        638,983,244
                                                                                                   ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 4.0%
Banco Bradesco SA, pfd. ....................................        Brazil         433,058,240     $  3,768,855
*Cia Vale do Rio Doce, ADR, A, pfd. ........................        Brazil             273,520        7,726,940
Petroleo Brasileiro SA, pfd. ...............................        Brazil             348,245       10,520,705
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil                   1               24
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil               7,740          236,070
Telecomunicacoes Brasileiras SA, ADR, pfd. .................        Brazil              38,700        3,758,738
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ................        Brazil              38,700          715,950
                                                                                                   ------------
TOTAL PREFERRED STOCKS (COST $19,606,401)...................                                         26,727,282
                                                                                                   ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $548,941,647).............................................                                        665,710,526
                                                                                                   ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                  ------------
(A)REPURCHASE AGREEMENT (COST $10,484,000) 1.6%
Paribas Corp., 6.85%, 7/03/00 (Maturity Value $10,489,985)
  Collateralized by U.S. Treasury Notes and Bonds...........    United States     $ 10,484,000       10,484,000
                                                                                                   ------------
TOTAL INVESTMENTS (COST $559,425,647) 100.0%................                                        676,194,526
OTHER ASSETS, LESS LIABILITIES..............................                                           (195,981)
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $675,998,545
                                                                                                   ============

*Non income producing.
**Securities denominated in U.S. dollars.
(a)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.
                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $548,941,647)....    $665,710,526
 Repurchase agreement, at value and cost....................      10,484,000
 Cash.......................................................             658
 Receivables:
  Investment securities sold................................       2,941,144
  Fund shares sold..........................................      19,858,536
  Dividends and interest....................................       1,668,099
                                                                ------------
      Total assets..........................................     700,662,963
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      18,780,809
  Fund shares redeemed......................................       4,669,872
  To affiliates.............................................         960,129
 Accrued expenses...........................................         253,608
                                                                ------------
      Total liabilities.....................................      24,664,418
                                                                ------------
Net assets, at value........................................    $675,998,545
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  3,245,429
 Net unrealized appreciation................................     116,768,879
 Accumulated net realized gain..............................     103,214,163
 Beneficial shares..........................................     452,770,074
                                                                ------------
Net assets, at value........................................    $675,998,545
                                                                ============
CLASS A:
 Net asset value per share ($648,204,531 / 39,695,781 shares
   outstanding).............................................          $16.33
                                                                ============
 Maximum offering price per share ($16.33 / 94.25%).........          $17.33
                                                                ============
CLASS B:
 Net asset value and maximum offering price per share
  ($472,251 / 29,050 shares outstanding)*...................          $16.26
                                                                ============
CLASS C:
 Net asset value per share ($27,321,763 / 1,695,567 shares
  outstanding)*.............................................          $16.11
                                                                ============
 Maximum offering price per share ($16.11 / 99.00%).........          $16.27
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $841,901)
 Dividends..................................................    $  7,784,397
 Interest...................................................         943,192
                                                                ------------
      Total investment income...............................                    $  8,727,589
Expenses:
 Management fees (Note 3)...................................       2,715,094
 Administrative fees (Note 3)...............................         472,822
 Distribution fees (Note 3)
  Class A...................................................         802,176
  Class B...................................................           1,676
  Class C...................................................         139,131
 Transfer agent fees (Note 3)...............................         553,344
 Custodian fees.............................................         101,578
 Reports to shareholders....................................          57,706
 Registration and filing fees...............................          40,515
 Professional fees..........................................          23,507
 Trustees' fees and expenses................................          74,108
                                                                ------------
      Total expenses........................................                       4,981,657
                                                                                ------------
            Net investment income...........................                       3,745,932
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     103,450,958
  Foreign currency transactions.............................         190,730
                                                                ------------
      Net realized gain.....................................                     103,641,688
      Net unrealized depreciation on investments............                     (77,636,692)
                                                                                ------------
Net realized and unrealized gain............................                      26,004,996
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 29,750,928
                                                                                ============

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2000          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 1999
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,745,932          $ 10,460,378
  Net realized gain from investments and foreign currency
   transactions.............................................     103,641,688            76,261,554
  Net unrealized appreciation (depreciation) on
   investments..............................................     (77,636,692)           79,455,100
                                                                -------------------------------------
    Net increase in net assets resulting from operations....      29,750,928           166,177,032

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................      (1,796,303)          (13,157,053)
   Class B..................................................            (504)               (3,717)
   Class C..................................................         (77,694)             (399,045)
  Net realized gains:
   Class A..................................................     (50,456,911)          (37,386,240)
   Class B..................................................         (21,185)              (10,644)
   Class C..................................................      (2,235,088)           (1,752,217)

 Beneficial share transactions (Note 2):
   Class A..................................................     (10,391,155)          (82,689,462)
   Class B..................................................         136,538               313,862
   Class C..................................................      (3,942,574)           (5,590,927)
                                                                -------------------------------------
    Net increase (decrease) in net assets...................     (39,033,948)           25,501,589

Net assets:
 Beginning of period........................................     715,032,493           689,530,904
                                                                -------------------------------------
 End of period..............................................    $675,998,545          $715,032,493
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $  3,245,429          $  1,373,998
                                                                =====================================

                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing or emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade, and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class B and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a third class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                             JUNE 30, 2000                         DECEMBER 31, 1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................    99,241,343    $ 1,593,599,236          107,472,584    $ 1,653,635,717
Shares issued on reinvestment of distributions....     2,911,904         46,125,144            2,930,631         44,280,755
Shares redeemed...................................  (102,317,377)    (1,650,115,535)        (115,377,897)    (1,780,605,934)
                                                    -----------------------------------------------------------------------
Net decrease......................................      (164,130)   $   (10,391,155)          (4,974,682)   $   (82,689,462)
                                                    =======================================================================

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                             JUNE 30, 2000                        DECEMBER 31, 1999+
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................        12,950    $       206,580               19,690    $       304,278
Shares issued on reinvestment of distributions....         1,259             19,878                  797             12,651
Shares redeemed...................................        (5,448)           (89,920)                (198)            (3,067)
                                                    -----------------------------------------------------------------------
Net increase......................................         8,761    $       136,538               20,289    $       313,862
                                                    =======================================================================

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                             JUNE 30, 2000                         DECEMBER 31, 1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................     3,466,111    $    54,436,004            2,423,547    $    37,175,846
Shares issued on reinvestment of distributions....       135,867          2,127,673              132,511          1,963,319
Shares redeemed...................................    (3,817,445)       (60,506,251)          (2,949,836)       (44,730,092)
                                                    -----------------------------------------------------------------------
Net decrease......................................      (215,467)   $    (3,942,574)            (393,778)   $    (5,590,927)
                                                    =======================================================================
+Effective date of Class B Shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.80% per year of the average daily net assets of the fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2000, unreimbursed costs were $2,319,054. Distributors received net commissions from sales of fund shares and received contingent deferred sales charges for the period of $56,699 and $9,569, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $559,521,483 was as follows:

Unrealized appreciation.....................................  $158,394,808
Unrealized depreciation.....................................   (41,721,765)
                                                              ------------
Net unrealized appreciation.................................  $116,673,043
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000 aggregated $294,393,897 and $335,402,199, respectively.

                      This page intentionally left blank.

[FRANKLIN LOGO]

FRANKLIN(R)TEMPLETON(R)
INVESTMENTS



SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Opportunities Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


415 S00 08/00                           [RECYCLE LOGO] Printed on recycled paper